SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2004

Date of Report

(Date of earliest event reported)

Click2learn, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0024289	91-1276003
(Commission File No.)	(IRS Employer Identification Number)

110-110th Avenue NE
Bellevue, Washington  98004

(Address of Principal Executive Offices)

(425) 462-0501

(Registrant’s Telephone Number, Including Area Code)

Item 7.                    FINANCIAL STATEMENTS AND EXHIBITS

(c)           EXHIBITS.

99.1	Click2learn, Inc. press release dated January 12, 2004 regarding preliminary results of operations for the three and twelve month periods ended December 31, 2003.

Item 12.                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 12, 2004, Click2learn announced its preliminary results of operations for the three and twelve month periods ended December 31, 2003.  The full text of the press release announcing such preliminary results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2004

Click2learn, Inc.

By:	/s/ John D. Atherly
Name: John D. Atherly
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Click2learn, Inc. press release dated January 12, 2004 regarding preliminary results of operations for the three and twelve month periods ended December 31, 2003.